14040 Park Center Road, Suite 210, Herndon, VA  20171; 703-674-5500;
Fax 703-674-5506
E-mail: info@steelcloud.com

FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT 703-674-5560, whughes@steelcloud.com
FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT www.steelcloud.com

PRESS RELEASE
FOR IMMEDIATE DISTRIBUTION

              STEELCLOUD RECEIVES CONTRACT FOR SECURITY APPLIANCES
               TURN-KEY APPLIANCES TO BE DEPLOYED INTERNATIONALLY

Herndon, VA--June 9, 2005--SteelCloud, Inc. (Nasdaq: SCLD), a leading supplier of ready-to-deploy server appliances, security solutions and professional IT services, today announced it has received a contract from a federal government integrator for multiple SteelCloud IDS 5000 appliances which are based on ETrust technology from Computer Associates International, Inc. The initial systems will be deployed in locations outside North America by a federal civilian agency. SteelCloud will also provide technical consulting services to expedite implementation and end-user training. Upon completion of initial testing and installation, it is expected that up to another fifty additional appliances will be deployed.

The customer will utilize the session-monitoring features of the ready-to-deploy appliances to monitor network traffic and end-user utilization of email and web services. The remote appliances can all be managed from a single site; alerts can be disbursed, with requisite information, in near real time.

"We are proud that our products and expertise have been chosen for such an important international implementation," said SteelCloud President, Brian Hajost. "Today, customers want easy to deploy solutions which generate immediate and measurable returns on investment. SteelCloud's solutions transcend traditional perimeter defense methods and provide protection against an organization's internal threats as well as compliance support for federal mandates such as Sarbanes-Oxley."

In addition to session monitoring, each SteelCloud Model IDS 5000 includes web-filtering capabilities which automatically control access to objectionable internet sites. The appliance's network intrusion detection features continuously scan network traffic for malicious code and network security breaches. The products and services for this contract will be delivered during the Company's fiscal third quarter which ends July 31, 2005.

ABOUT STEELCLOUD
SteelCloud is a leading provider of ready-to-deploy server appliances, security solutions and professional IT services. The Company's ISO 9001:2000 certified Appliance Server Group designs and manufactures specialized servers and network appliances for volume users, large integrators and OEM customers. SteelCloud's Security Solutions Group delivers network security solutions in the form of security software, appliances, and professional services. In addition, the Company's Advanced Technology Group designs and develops proprietary SteelCloud software products. Over its 17-year history, SteelCloud has won numerous awards for technical excellence and outstanding customer service. SteelCloud can be reached at 703-674-5500. Additional information is available at www.steelcloud.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.


                                      ####

ETrust is a registered trademark of Computer Associates International, Inc.